UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 23, 2012
Date of Report (Date of earliest event reported)

TRESORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52660	20-1769847
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

880-666 Burrard Street Vancouver, BC	V6C 2G3
(Address of principal executive offices)	(Zip Code)

(604) 681-3130
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On July 23, 2012, Tresoro Mining Corp. (the "Company") issued a news release announcing that the Company intends to move forward with plans to develop the Guayabales Gold Project.

A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

Not applicable.

(b)         Pro forma Financial Information

Not applicable.

(c)         Shell Company Transaction

Not applicable.

(d)         Exhibits
Exhibit	Description
99.1	Press Release dated July 23, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TRESORO MINING CORP.
DATE: July 26, 2012	/s/ William D. Thomas William D. Thomas CFO, Secretary, Treasurer and a director

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